UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21891

Cheswold Lane Funds
(Exact name of registrant as specified in charter)

100 Front Street
West Conshohocken, PA 19428
(Address of principal executive offices) (Zip code)

Colleen Quinn Scharpf
Cheswold Lane Asset Management, LLC
100 Front Street
West Conshohocken, PA 19428
 (Name and address of agent for service)

Registrant's telephone number, including area code: (610) 940-5330

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1.  Report to Stockholders.

CHESWOLD LANE
FUNDS

Annual Report

December 31, 2013

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Table of Contents
December 31, 2013

Shareholder Letter	3
Performance Summary	5
Portfolio Characteristics	6
Schedule of Investments	8
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Expense Example	23
Trustee and Officer Information	24
Additional Tax Information	26
Proxy Voting	26
Portfolio Holdings Disclosure	26

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Except for historical information, the matters discussed in this report may constitute forward-looking statements.  These include any predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current prospectus, other factors bearing on these statements include the accuracy of the Adviser's forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to applicable benchmarks.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Dear Fellow Shareholders,

Thank you for your continued support of the Cheswold Lane International High Dividend Fund.  Total return for the Fund, net of fees was 15.7% in 2013, compared to 22.8% for the MSCI-EAFE® Index.  Our Fund’s relative underperformance was driven by overweight positions in Asia and underweight positions in European cyclical securities.

Market Review – 2013

For a second year in a row, US and other developed market equities were the star asset class across the globe.  Emerging markets earned low single digit returns in local currency and negative returns in US dollars. Emerging countries were large beneficiaries of US Quantitative Easing (“QE”), as capital crowded out of the US bond market and found its way to many emerging country bond markets.  However, during the summer of 2013, Federal Reserve (the “Fed”) Chairman Ben Bernanke (as of February 2014, Ben Bernanke is the former Federal Reserve Chairman) called the peak in QE and capital began rotating out of emerging countries.  Countries which relied heavily on foreign buyers of emerging bonds experienced the most stress during 2013.  US government bonds depreciated in value as long term interest rates increased by more than 100 basis points1 during the year.  Improving economic data from Europe, especially the UK, attracted investment flows into international equity funds.  In Japan, the initial success of recent economic policies led by Prime Minister Shinzu Abe (also known as “Abenomics”) was reflected in 55% equity returns in local terms and 27% in US dollars.  The Bank of Japan followed the Fed and European Central Bank in proclaiming to do “whatever it takes” to kick start the Japanese economy and cure the country of deflation.  Retail investors, often a contrary indicator, have returned to equities lured by recent high returns and loses on bond investments.

Our portfolio struggled to keep up with our benchmark this year.  Small, economically sensitive and high beta was a winning combination in 2013; however, this is not our Fund’s investment style.  Our stock selection in Japan was also less than stellar.  While still strong for the year, the Japanese market faded in the 2nd half of the year, as the outlook for Europe brightened.   This is another clear sign to us that the velocity of global capital has accelerated.  However, we believe earnings results over the next couple of quarters will confirm the investment thesis of our Japanese holdings, especially positions initiated in 2013.  Our view is that the Abe government sees Abenomics as a “last chance” to reinvigorate the economy.  The US and Europe have allowed the Japanese to devalue their currency in order to increase profits, generate inflation and spur economic growth.  With the profits and inflation in hand, it’s time for the Abe government to implement structural reform to generate sustainable economic growth; this is the so called “Third Arrow” of Abenomics.  In their own words, senior Abe economic policy makers believe that if the country doesn’t follow through with structural reform that they would be viewed as “quick-buck artists” by their global peers.  It wasn’t lost in translation and we agree.  This does however make us incrementally more bearish on the yen.  We can foresee the Bank of Japan continuing to help major exporters and real asset owners (real estate, stocks, etc…) as a carrot for higher capital expenditures, wages, and regulatory reform.  Net/Net, this makes the return hurdle higher for domestic oriented Japanese stocks in our portfolio.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

In Europe, equity markets tracked the upward movement of economic surveys.  The cyclical sectors have led the market, especially periphery banks; but for the first time in several years a “buy domestic Europe” investment theme has taken root in the markets.  Despite depressed telecom, retail, media and utility stocks, continued negative earnings revisions stocks in these sectors in Europe rallied sharply in the 2nd half of the year.  The consensus management word of the 3Q earnings season was “stabilization.”  This was enough to drive global money flows into Europe and push valuation multiples to the high end of the 10 year P/E2 multiple range.  Market performance has narrowed significantly because the cyclical sectors look poised to see their first increases in earnings in several years; while global defensive stocks are struggling with earnings, growth headwinds from lower emerging market demand and foreign exchange translation losses.  Our estimate is that the foreign exchange effects will be lapped by the 2nd quarter of 2014.  Emerging market demand growth remains highly variable, but we think a number of countries are going to see improving trends in 2014 – Indonesia, India, Vietnam, Brazil and many resource rich countries in West and East Africa.  China remains a challenging call to make.

We encourage you to visit our website www.cheswoldlanefunds.com for more detailed information regarding our investment strategy. As always, we welcome your comments and questions at info@cheswoldlane.com.  Thank you again for the trust you have bestowed upon us in choosing the Cheswold Lane International High Dividend Fund.

Sincerely,
Eric Scharpf
President of Cheswold Lane Funds

1	Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.
2	P/E (Price-Earnings Ratio) is a valuation ratio of a fund’s current share price compared to its per-share earnings.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Performance Summary (Unaudited)

Comparison of a Hypothetical $500,000 Investment
in the Cheswold Lane International High Dividend Fund and the MSCI EAFE® Index*

From 6/29/06** through 12/31/13

Total Returns
For the periods ended December 31, 2013

	One Year	Five Year	Average Annual Since Inception**

Cheswold Lane International High Dividend Fund	15.65%	12.11%	3.03%
MSCI EAFE® Index	22.78%	12.44%	4.01%

*
The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE® Index consisted of the following 21 developed markets country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The index is unmanaged.  The index reflects the reinvestment of dividends on securities in the index, but does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

**	Commencement of operations for the Cheswold Lane International High Dividend Fund was June 29, 2006.

The Fund's net expense ratio of 0.95% and gross expense ratio of 1.60% are reflective of the information disclosed in the Fund's prospectus dated April 30, 2013 and may differ from the expense ratios disclosed in this report.  The Adviser has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses at least through April 30, 2014 in order to keep the Fund's net annual operating expenses from exceeding 0.95% of its average daily net assets.  Performance data quoted represents past performance which is not predictive of future performance.  The investment return and principal value of Fund shares will fluctuate and when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  To receive current performance to the most recent month end, please call 1‑800-771-4701.  Please read prospectus carefully before investing.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's results as shown are net of fees.

See the accompanying "Investments by Industry" schedule for the percentage of the Fund’s portfolio represented by the industries mentioned in this report. Portfolio holdings will change due to ongoing management of the Fund.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Portfolio Characteristics
December 31, 2013

Investments by Industry (unaudited)
(As a Percentage of Long-term Investments)

Adhesives	2.3%
Agriculture	7.3
Apparel	0.5
Auto Manufacturers	1.8
Auto Parts & Equipment	2.2
Banks	12.1
Beverages	1.8
Chemicals	1.0
Distribution / Wholesale	2.6
Diversified Financial Services	1.4
Electric	1.4
Engineering & Construction	4.4
Food	10.9
Food Service	4.3
Healthcare - Services	0.9
Holding Companies - Diversified	1.7
Insurance	5.4
Iron / Steel	4.7
Machinery - Construction & Mining	1.6
Machinery - Diversified	0.6
Mining	1.7
Oil & Gas	10.1
Oil & Gas Services	3.3
Pharmaceuticals	12.1
Retail	1.5
Telecommunications	2.4
Total	100.0%

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Portfolio Characteristics (Continued)
December 31, 2013

Investments by Country (unaudited)
(As a Percentage of Long-term Investments)

Australia	7.5%
France	8.7
Germany	4.8
Hong Kong	4.3
Italy	3.9
Japan	21.6
Netherlands	3.3
Singapore	5.9
Switzerland	12.0
United Kingdom	28.0
Total	100.0%

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Schedule of Investments
December 31, 2013

Number of Shares			Value

	COMMON STOCKS	99.4%
	COMMUNICATIONS	2.4%
215,200	Vodafone Group PLC		$844,550

	CONSUMER DISCRETIONARY	12.9%
4,850	Casino Guichard-Perrachon S.A.		558,928
850	Christian Dior S.A.		160,610
7,300	Cie Generale des Etablissements Michelin		775,795
92,000	Compass Group PLC		1,474,681
21,000	Daihatsu Motor Co., Ltd.		356,968
2,900	Daimler AG		252,334
31,000	Jardine Cycle & Carriage Ltd.		883,082
			4,462,398
	CONSUMER STAPLES	22.3%
6,000	Ain Pharmaciez, Inc.		295,899
30,800	British American Tobacco PLC		1,651,439
19,100	Diageo PLC		632,555
26,800	Japan Tobacco, Inc.		874,305
11,000	Jardine Matheson Holdings Ltd.		575,410
16,600	Nestle S.A.		1,224,025
9,700	Seven & I Holdings Co., Ltd.		386,768
3,600	Sogo Medical Co., Ltd.		137,705
5,100	Sugi Holdings Co., Ltd.		207,974
3,800	Sundrug Co., Ltd.		170,548
207,100	TESCO PLC		1,146,612
11,100	Unilever NV		447,039
			7,750,279
	ENERGY	14.9%
46,450	BG Group PLC		997,994
26,900	ENI SpA		650,833
5,500	Ensco PLC - Cl. A		314,490
22,500	Japan Petroleum Exploration Co.		855,289
18,800	Modec, Inc.		541,586
18,960	Royal Dutch Shell PLC A Shares		679,094
33,200	Saipem SpA		714,620
4,500	Technip S.A.		432,480
			5,186,386
	FINANCIALS	18.8%
42,800	Aberdeen Asset Management PLC		354,363
2,125	Allianz S.E.		383,174
20,625	Australia & New Zealand Banking Group Ltd.		593,521
12,400	AXA S.A.		344,757
2,500	BNP Paribas S.A.		194,834
67,795	Challenger Ltd.		375,294
7,800	Commonwealth Bank of Australia		541,821

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Schedule of Investments (Continued)
December 31, 2013

Number of Shares			Value

	FINANCIALS (Continued)
160,400	Dah Sing Financial Holdings Ltd.		$919,461
74,200	HSBC Holdings PLC		805,222
7,600	ORIX Corp.		133,901
87,000	Oversea-Chinese Banking Corp. Ltd.		703,170
34,000	Prudential PLC		754,430
26,000	United Overseas Bank Ltd.		437,591
			6,541,539
	HEALTH CARE	12.0%
25,900	GlaxoSmithKline PLC		691,138
13,450	Novartis AG		1,081,363
6,570	Roche Holding AG		1,848,769
5,125	Sanofi		543,734
			4,165,004
	INDUSTRIALS	7.3%
43,000	Chiyoda Corp.		625,929
7,650	Henkel AG & Co. KGaA		800,459
13,800	JGC Corp.		543,007
3,450	Rheinmetall AG		214,023
86,000	Toyo Engineering Corp.		351,111
			2,534,529
	MATERIALS	7.4%
24,500	Air Water, Inc.		332,796
17,750	BHP Billiton Ltd.		602,074
122,600	Daido Steel Co., Ltd.		610,468
31,600	JFE Holdings, Inc.		754,183
80,500	Nippon Steel & Sumitomo Metal Corp.		270,297
			2,569,818
	UTILITIES	1.4%
35,825	AGL Energy Ltd.		480,759

	TOTAL COMMON STOCKS (Cost $27,690,756)		34,535,262

Principal Amount

	SHORT-TERM INVESTMENT	0.1%
	Variable Rate Demand Deposit
$43,168	UMB Bank Money Market Fiduciary, 0.01%†		43,168

	TOTAL SHORT-TERM INVESTMENTS (Cost $43,168)		43,168

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Schedule of Investments (Continued)
December 31, 2013

TOTAL INVESTMENTS (Cost $27,733,924)	99.5%	$34,578,430

Other Assets, in Excess of Liabilities	0.5%	184,559

NET ASSETS	100.0%	$34,762,989

PLC – Public Limited Company
†	Indicates yield as of December 31, 2013

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Statement of Assets and Liabilities
December 31, 2013

ASSETS:
Investments at value (cost $27,733,924)	$34,578,430
Foreign currency (cost $45,855)	46,053
Receivable for capital stock sold	16,700
Interest and dividends receivable	159,562
Prepaid expenses	10,199

Total assets	34,810,944

LIABILITIES:
Payables to related parties:
Investment adviser fees	6,983
Accrued expenses:
Professional fees	19,750
Administrative and fund accounting fees	6,370
Transfer agent fees and expenses	4,584
Custody fees	4,564
Trustees' fees	2,500
Other accrued expenses	3,204

Total liabilities	47,955

TOTAL NET ASSETS	$34,762,989

NET ASSETS CONSIST OF:
Paid-in-capital	$36,766,157
Distributions in excess of net investment income	(371,394)
Accumulated net realized loss on investments and foreign currency transactions	(8,480,304)
Net unrealized appreciation on investments and foreign currency translations	6,848,530

TOTAL NET ASSETS	$34,762,989

SHARES OUTSTANDING, (no par value, unlimited shares of beneficial interest authorized)	2,295,295

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE(a)	$15.15

(a)	A 2% redemption fee applies to shares sold within 90 days of purchase.

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Statement of Operations
December 31, 2013

INVESTMENT INCOME:
Dividends (Net of $102,286 foreign tax withholding)	$962,640
Interest	1,859
Total investment income	964,499

EXPENSES:
Investment advisory fees (related party)	297,116
Administrative and fund accounting fees	75,000
Professional fees	47,610
Transfer agent fees and expenses	27,396
Custody fees	22,836
Trustees' fees	10,000
Reports to shareholders	8,848
Insurance premiums	8,174
Federal and state registration fees	2,305
Miscellaneous expenses	15,148
Total expenses before fee waivers	514,433
Fee waivers	(200,810)

Net expenses	313,623

NET INVESTMENT INCOME	650,876

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investment transactions	1,370,858
Net realized gain on foreign currency transactions	9,341
Change in unrealized appreciation
on investments	2,713,971
on foreign currency translations	7,793
Net realized and unrealized gain on investments and foreign currency	4,101,963

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,752,839

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12
OPERATIONS:
Net investment income	$650,876	$513,047
Net realized gain on investments	1,370,858	1,831,160
Net realized gain/(loss) on foreign currency transactions	9,341	(1,881)
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	2,721,764	2,893,315

Net increase in net assets resulting from operations	4,752,839	5,235,641

DISTRIBUTIONS:
From investment income ($0.56 per share, $0.31 per share)	(1,251,341)	(667,479)

Total distributions	(1,251,341)	(667,479)

SHARES OF BENEFICIAL INTEREST:
Proceeds from sale of shares	2,031,950	1,500
Proceeds from reinvestment of distributions	1,251,341	667,479
Redemption of shares	(1,522,096)	(1,131,273)

Net increase/(decrease) from shares of beneficial interest	1,761,195	(462,294)

TOTAL INCREASE IN NET ASSETS	5,262,693	4,105,868

NET ASSETS:
Beginning of year	29,500,296	25,394,428
End of year*	$34,762,989	$29,500,296

SHARES OF BENEFICIAL INTEREST IN SHARES:
Shares sold	144,482	128
Shares reinvested	85,386	54,421
Shares redeemed	(102,941)	(83,880)
Net increase/(decrease)	126,927	(29,331)

*	Includes Distributions in excess of $(371,394) and $(140,265), for 12/31/13 and 12/31/12, respectively.

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Financial Highlights
For a Fund Share Outstanding
Throughout Each Year

For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Net asset value, beginning of year	$13.60	$11.56	$12.94	$13.00	$9.60

Income/(Loss) From Investment Operations:
Net investment income	0.30	0.24	0.23	0.18	0.20
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.81	2.11	(1.41)	0.00	1	3.39
Total from investment operations	2.11	2.35	(1.18)	0.18	3.59

Less Distributions:
Dividends from net investment income	(0.56)	(0.31)	(0.20)	(0.24)	(0.19)
Distribution from net realized gains	—	—	—	—	—
Total distributions	(0.56)	(0.31)	(0.20)	(0.24)	(0.19)

Net asset value, end of year	$15.15	$13.60	$11.56	$12.94	$13.00

Total Return2	15.65%	20.60%	(9.27)%	1.53%	37.84%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$34,763	$29,500	$25,394	$28,597	$28,528
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.95%	1.15%	1.15%	1.15%	1.15%
Before waivers and reimbursements	1.56%	1.60%	1.57%	1.56%	1.64%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.97%	1.83%	1.80%	1.40%	1.79%
Before waivers and reimbursements	1.36%	1.38%	1.38%	0.99%	1.30%
Portfolio turnover rate	38.24%	55.08%	52.18%	64.79%	36.90%

1	Represents less than $0.01 per share.
2	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Notes to Financial Statements
December 31, 2013

Note 1.  Organization

Cheswold Lane Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  The Trust was organized as a Delaware statutory trust on April 12, 2006 and currently consists solely of one series of beneficial interest, the Cheswold Lane International High Dividend Fund (the “Fund”).  The investment objective for the Fund is long-term growth of capital and income.  The Fund commenced operations on June 29, 2006.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuation – In determining the Fund’s net asset value (“NAV”), portfolio securities primarily listed or traded on a national or foreign securities exchange, except for securities traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) and fixed income securities, are generally valued at the last sale price on that exchange, unless market prices are determined to be not readily available pursuant to the Fund’s pricing procedures.  The Fund values NASDAQ traded securities using the NASDAQ Official Closing Price.  Equity securities, to the extent these are actively traded are generally categorized in Level 1 of the fair value hierarchy.  The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value.  In the event market quotations are not readily available, a “fair value” price will be determined in accordance with the Fund’s pricing procedures.  Securities other than those listed above will be priced in accordance with the Fund’s registration statement and/or pricing procedures.  In this circumstance, such securities may be categorized as Level 2 or Level 3 depending on the inputs used by the Adviser.

The Fund translates prices for its investments that are quoted in foreign currencies into U.S. dollars at current exchange rates.  As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV, which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”).  Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them.  If reported prices with respect to the Fund’s foreign investments are believed by Cheswold Lane Asset Management, LLC (the “Adviser”) to be stale or unreliable based upon certain triggering factors set forth in the pricing procedures approved by the Board, these investments will be valued at their fair value using a quantitative methodology.  In this circumstance, such securities are categorized as Level 2.  In addition, if, in the opinion of the Adviser, significant events materially affecting the values of the Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, or if the values provided by the Adviser’s quantitative methodology are deemed by the Adviser not to reflect fair value, such foreign investments will be priced at fair value as determined in good faith by the Adviser.  In this circumstance, such securities may be categorized as Level 2 or Level 3 depending on the inputs used by the Adviser.  The Fund may rely on third-party pricing vendors to monitor for events that may materially affect the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2013

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated by using closing market prices.  Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

• Level 1 − quoted prices in active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 − significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”).  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

Sector	Level 1	Level 2	Level 3	Total
Communications	$844,550	$-	$-	$844,550
Consumer Discretionary	3,853,096	609,302	-	4,462,398
Consumer Staples	4,453,055	3,297,224	-	7,750,279
Energy	2,424,058	2,762,328	-	5,186,386
Financials	6,024,464	517,075	-	6,541,539
Health Care	1,234,872	2,930,132	-	4,165,004
Industrials	-	2,534,529	-	2,534,529
Materials	602,074	1,967,744	-	2,569,818
Utilities	480,759	-	-	480,759
Short-Term Investments	43,168	-	-	43,168
Total	$19,960,096	$14,618,334	$-	$34,578,430

It is the Fund’s policy to recognize transfers between Levels at the end of the period.  In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, at the end of the year, the Adviser valued securities at their fair value due to specific foreign markets observing holiday market closure.  The Fund did not hold any Level 3 investments at December 31, 2013.

The following is a reconciliation of transfers between Levels from December 31, 2012 to December 31, 2013, represented by recognizing the December 31, 2013 fair value of securities previously classified as Level 2 as of December 31, 2012 that transferred hierarchies to Level 1 as of December 31, 2013:

Transfers into Level 1	$15,550,593
Transfers out of Level 1	-
Net transfers in (out) of Level 1	$15,550,593
Transfers into Level 2	$-
Transfers out of Level 2	(15,550,593)
Net transfers in (out) of Level 2	$(15,550,593)

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2013

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2010-2013, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the taxable year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date net of foreign withholding taxes.  Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends.  Interest income is recorded on an accrual basis.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Fund declares and pays dividends of net investment income, if any, semi-annually and distributes net realized gains, if any, annually.  The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Redemption Fees – Upon redemption of shares held 90 days or less, a redemption fee of 2% of the current NAV of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders.  The redemption fee is accounted for as an addition to paid-in capital.  There were no redemption fees paid to the Fund during the year ended December 31, 2013.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2013

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Events - Events and transactions have been evaluated by management for subsequent events.  Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Note 3.  Related Parties

The Fund has an investment advisory agreement with the Adviser.  Under the agreement, the Fund pays the Adviser a fee computed daily and payable monthly, fixed at 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses at least through April 30, 2014 in order to keep the Fund’s net annual fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses) from exceeding 0.95% of its average daily net assets.  After expense waivers, the management fee paid to the Adviser for the year ended December 31, 2013 was equal to 0.29% of the Fund’s average net assets.

The Fund paid $9,375 in fees for unaffiliated Trustees during the year ended December 31, 2013.  No officer or Trustee who is affiliated with the Adviser currently receives any compensation from the Fund for acting as a Trustee or officer of the Fund.

Note 4.  Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) from January 1, 2013 to December 31, 2013 were $13,368,533 and $12,319,912, respectively.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2013

Note 5. Federal Income Tax Information

At December 31, 2013, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$28,256,768
Unrealized appreciation	6,952,326
Unrealized depreciation	(630,664)
Net unrealized appreciation on investments	$6,321,662

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in passive foreign investment companies.

As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$144,976
Undistributed long-term gains	-
Tax accumulated earnings	144,976
Accumulated capital and other losses	(8,473,830)
Unrealized appreciation on investments and foreign currency translations	6,325,686
Total accumulated earnings (deficit)	$(2,003,168)

The tax character of distributions paid during the fiscal year ended December 31, 2013 and fiscal year ended December 31, 2012 was as follows:

	2013	2012
Distributions paid from ordinary income	$1,251,341	$667,479
Distributions paid from long-term capital gains	-	-
Total Distributions	$1,251,341	$667,479

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, the date of the enactment of the Act, for an unlimited period.  However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2013

As of December 31, 2013, the Fund had accumulated capital loss carryforwards as follows:

	Short-Term	Long-Term
Losses Expiring:
December 31, 2016	$(2,383,443)	$-
December 31, 2017	(5,245,769)	-
December 31, 2018	(402,406)	-
Losses Not Subject to Expiration	-	(442,212)
	$(8,031,618)	$(442,212)

During the period ended December 31, 2013, the Fund utilized $995,089 of long-term non-expiring capital loss carryforwards.

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2013, undistributed net investment income was increased by $369,336, accumulated net realized loss on investments and foreign currency transactions was decreased by $369,337 and paid-in-capital was increased by $1.  These reclassifications have no effect on the net assets of the Fund.

Note 6. Risks and Concentrations

Because the Fund invests in foreign stocks, it will be affected by risks not typically associated with U.S. stocks.  These risks include political and economic instability and different accounting and regulatory standards, as well as reduced liquidity and transparency compared to U.S. markets.  In addition, the Fund will be subject to the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.  Currency exchange rates may fluctuate significantly over short periods of time, causing (along with other factors) the Fund’s net asset value to fluctuate, which, in turn, may cause the value of the Fund’s shares to go up or down.

The Fund may invest an unlimited percent of the portfolio in dividend paying equity securities (including common, convertible and preferred stocks) of companies located in developed markets outside of the United States. The Fund considers foreign developed markets to consist of those countries that are represented in the MSCI EAFE® Index. As a result, the Fund may hold a concentrated amount of securities in a few countries at the discretion of the Adviser. Please see the “Portfolio Characteristics – Investments by Country” table for a percentage listing by country. Should the Adviser invest a concentrated amount of the portfolio in a few countries, the Fund will be particularly subject to the risks of investing in foreign stocks as described above.

As of December 31, 2013, the Fund had a shareholder that held 63.4% of the outstanding shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund. The shareholder is a retirement plan for a commercial entity in which the plan holds Fund shares for the benefit of the entity’s employees. The Fund is one of several investment options in the entity’s plan and employees are permitted to transfer some or all of their account balances into or out of the Fund at any time.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Cheswold Lane Funds
and the Shareholders of Cheswold Lane International High Dividend Fund

 We have audited the accompanying statement of assets and liabilities of Cheswold Lane International High Dividend Fund (the "Fund"), a series of Cheswold Lane Funds, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cheswold Lane International High Dividend Fund as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2014

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
 Expense Example
For the Period Ended December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013 (the “Period”).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the Period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the Period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning account value July 1, 2013	Ending account value December 31, 2013	Expenses paid during the period ended December 31, 20131
Actual Example	$1,000.00	$1,135.80	$5.10
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,020.22	4.83

1	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Trustee and Officer Information (Unaudited)

Name, Address and Age as of 12/31/13	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Eric F. Scharpf * Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 44	Trustee, President and Chief Executive Officer	Indefinite, since 2006	Managing Partner, Cheswold Lane Asset Management, LLC (the “Adviser”), since 2006; Partner/Senior Portfolio Manager, Chartwell Investment Partners (2004-2005); Portfolio Manager/Research Analyst, Miller Anderson & Sherrerd (an asset management company) (1997-2003)	1	None
Independent Trustees
Dr. George E. Boudreau Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 67	Trustee	Indefinite, since 2006	Founder and Partner, the Pennsylvania Dental Group (1974 to present)	1	None
Eugenie G. Logue Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 44	Trustee	Indefinite, since 2006	Principal, Rosemont Investment Partners, LLC (a private equity firm), since 2002; Associate, SGI Capital (a private equity firm) (1999 – 2002)	1	None
Stanley J. Koreyva, Jr. Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 54	Trustee	Indefinite, since 2006	Executive Vice President and Chief Operating Officer, Amboy Bank, since 2004; Chief Financial Officer, Amboy Bank (1998-2004)	1	None
Michael M. Dewey Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 44	Trustee	Indefinite, since 2013	Executive Director, Beach Investment Counsel, Inc., since 2012; Executive Director, LGL Partners (2011-2012); Managing Director, Defiance Asset Management, LLC, (2005-2011); Vice President, J.P. Morgan Private Bank, (1992-2005)	1	None

*
Mr. Scharpf is an “Interested Trustee” of Cheswold Lane Funds, as defined in the Investment Company Act of 1940, because he is the Managing Partner of the Adviser.  Mr. Scharpf and Ms. Colleen Quinn Scharpf are married to each other.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

The officers of the Trust not named above are:

Name, Address and Age as of 12/31/13	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew Taylor Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 41	Executive Vice President, Treasurer and Chief Financial Officer	Since 2006
Partner/Portfolio Manager, the Adviser, since 2006;
Partner/Portfolio Manager, Chartwell Investment Partners (2004-2006); Portfolio Manager/Research Analyst,
Miller Anderson & Sherrerd (an asset management company) (2000-2003)

Colleen Quinn Scharpf Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 44	Secretary and Chief Compliance Officer	Since 2006
President, Chief Operating Officer and Chief Compliance Officer, the Adviser, since 2006; Director of Investments,
Board of Pensions of the Presbyterian Church (U.S.A.)
(2003-2006); Senior Member, Strategic Relationship Team,
Putnam Investments (1996 – 2003)

The Statement of Additional Information contains additional information about the Fund’s trustees and is available, without charge, upon request by calling 1-800-771-4701.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

Cheswold Lane International High Dividend Fund
Other Information
For the Period Ended December 31, 2013 (Unaudited)

Additional Tax Information

For the period ended December 31, 2013, 69.54% of dividends paid from net investment income from the Fund are designated as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Cheswold Lane International High Dividend Fund designates $861,611 of income derived from foreign sources and $51,265 of foreign taxes paid for the period ended December 31, 2013.

Of the ordinary income (including short-term capital gains) distributions made by the Cheswold Lane International High Dividend Fund during the year ended December 31, 2013, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.3754 and the proportionate share of foreign taxes attributable to one share of stock is $0.0223.

Proxy Voting

A description of the Fund’s proxy voting policies and procedures applicable to portfolio securities and a record of the Fund’s proxy votes for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-632-1320 and on the Securities and Exchange Commission’s website at www.sec.gov.  Information as of June 30 each year will generally be available by the following August 31.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  You may view the Fund’s Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Cheswold Lane International High Dividend Fund - Annual Report - December 31, 2013

UMB Distribution Services, LLC, Distributor
803 West Michigan Street
Milwaukee, Wisconsin 53233

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by this report.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)   (1) See Item 12(a)(1) of this Form N-CSR. The Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2007, with SEC accession number 0000948221-07-000028.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stanley J. Koreyva, Jr. qualifies as an “audit committee financial expert” as such term is defined in Item 3 of Form N-CSR.  Mr. Koreyva is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.
Aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal period ended December 31, 2012	$14,750
Fiscal period ended December 31, 2013	$14,750

(b) Audit-Related Fees.
Aggregate fees billed for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

None.

(c) Tax Fees.
Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice, tax planning and review of tax filings.

Tax fees charged by the principal accountant relate to the reviewing of filings and financial statements.

Fiscal period ended December 31, 2012	$2,500
Fiscal period ended December 31, 2013	$2,500

(d) All Other Fees.
Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

None.

(e)        (1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.

(2) During the fiscal period ended December 31, 2013, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the Audit Committee.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the Registrant's principal accountant related to tax services rendered to the Registrant, and are set forth under paragraph (c) above.

During the fiscal period ended December 31, 2013, the principal accountant did not provide any non-audit services to the Registrant’s investment adviser.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submissions of Matters to a Vote of Security Holders.

The Registrant’s Nominating Committee recommends for nomination candidates for the Board, fills vacancies and considers the qualifications of Board members.  The Nominating Committee will consider shareholder recommendations for nomination to the Board of Trustees only in the event there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit the appropriate information about the candidate to the Nominating Committee, c/o Cheswold Lane Funds, 100 Front Street, West Conshohocken, PA  19428.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report and have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, reported and made known to them by others within the registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics – Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2007, with SEC accession number 0000948221-07-000028.

(a)(2) Certification for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cheswold Lane Funds

By:	/s/ Eric F. Scharpf
Eric F. Scharpf
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric F. Scharpf
Eric F. Scharpf
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 7, 2014

By:	/s/ Matthew H. Taylor
Matthew H. Taylor
Executive Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	March 7, 2014